Exhibit 10.12

                          INSTRUMENT OF AMENDMENT



         INSTRUMENT OF AMENDMENT dated March 18, 1998 (the "Amendment"), between NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (the
"Association") and FRANK G. ZARB ("Zarb") to the employment agreement effective on February 24, 1997, between the Association and Zarb (the "Employment Agreement").


                            W I T N E S S E T H:
                            - - - - - - - - - -


         WHEREAS, the Association and Zarb have entered into the Employment Agreement;

         WHEREAS, Paragraph 26 of the Employment Agreement provides that the Employment Agreement may be amended by the mutual consent of the parties which consent must be evidenced by a document executed with the same formality as the Employment Agreement;

         WHEREAS, the Association and Zarb desire to amend the Employment Agreement to provide Zarb with certain post-retirement benefits in exchange for his agreement to provide certain post-retirement consulting services.

         NOW, THEREFORE, it is agreed that the Employment Agreement is hereby amended in the following manner:

         1. Paragraph 5 of the Employment Agreement is hereby amended by designating the existing substantive provision therein as subparagraph (a), and by adding new subparagraphs (b),
                (c) and (d) therein to read as follows:

                                 "(b) Upon completion of the Term, Zarb
                         shall be entitled to receive at the Association's expense for a period of three years thereafter (i) the full-time and exclusive use of an automobile of his choice and driver and (ii) appropriate office and secretarial services; provided, that Zarb's receipt of the benefits described in this subparagraph (b) shall be contingent upon his satisfaction of the consulting duties set forth in subparagraph (c) below.

                                 (c) Upon completion of the Term and in
                         consideration of the Association's agreement to provide the benefits described in subparagraph (b) above, Zarb agrees to make himself available for a period of three years thereafter upon reasonable prior notice to provide consulting services to the Chief Executive Officer of the Association on matters relating to the nature and scope of his duties during the Term; provided, however, that in no event shall Zarb be required to provide such consulting services for more than 100 hours during any 12 month period (including travel time associated with such consulting services).


                                 (d) Notwithstanding the foregoing, the
                         obligations of the Association and Zarb under subparagraphs (b) and (c) above shall cease prior to the end of the three year period reflected in subparagraph (c) if Zarb commences employment with another employer (or if Zarb becomes re-employed by the Association)."

         2. All of the terms and conditions of the Employment Agreement as amended by this Instrument of Amendment shall remain in full force and effect throughout the Term thereof.

         IN WITNESS WHEREOF, the corporate party hereto has caused this Instrument of Amendment to be duly executed and delivered on the date indicated below, and the individual party hereto has executed and delivered this Instrument of Amendment on the date indicated below, effective for all purposes on March 18, 1998.


                                             NATIONAL ASSOCIATION OF SECURITIES
                                                 DEALERS, INC.




                                             By
                                                --------------------------
                                                Chairman of the Management
                                                Compensation Committee

-----------------------
Date


                                            (Corporate Seal)





---------------------                       -------------------------------
Date                                        Frank G. Zarb